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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 27, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of March 1, 2002
                          providing for the issuance of

                                  $813,951,416

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-MS2

          Delaware                333-77026              94-2528990

         (State or other        (Commission             (IRS Employer
         jurisdiction of         File Number)            Identification
         Incorporation)                                  Number)

                          1201 THIRD AVENUE, WMT 1706
                           SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555



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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.2 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, State Street Bank and Trust Company, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of March 1, 2002.

     The definition of Class C-Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or State Street Bank and Trust Company by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

                  Laura Kelsey
                  Master Servicing Department
                  Washington Mutual Mortgage Securities Corp.
                  75 N. Fairway Drive, VHF2A01
                  Vernon Hills, IL 60061
                  Telephone: (847) 393-5198
                  Facsimile: (847) 549-2997

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          in the case of State Street Bank and Trust Company,

                  Clare M. O'Brien
                  Global Investor Services Group
                  Corporate Trust
                  State Street Bank and Trust Company
                  2 Avenue de Lafayette
                  Boston, MA 02111-1724
                  Telephone: (617) 662-1156
                  Facsimile: (617) 662-1435

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 11, 2002


                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.
                                      (Registrant)

                                      By: /s/ Richard Careaga
                                      -----------------------------------
                                      Richard Careaga
                                      First Vice President and Counsel
                                      (Authorized Officer)




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                          STATEMENT OF DIFFERENCES
                          ------------------------
The registered trademark symbol shall be expressed as................. (R)
The dagger symbol shall be expressed as............................... +